THE OMNI INVESTMENT FUND IRA TRANSFER AND DIRECT ROLLOVER REQUEST
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To transfer assets from an existing IRA or to complete a direct rollover from a qualified employer plan, 403(b) account or Keogh to The OMNI Investment Fund IRA, complete this form and attach a copy of a current statement from your existing IRA or qualified retirement plan. If you are opening a new IRA, also attach your completed IRA application to this form. Return this form and the applicable attachments to DST Systems, Inc., c/o The OMNI Investment Fund, P.O. Box 419958, Kansas City, MO 64141.

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CUSTODIAN OF EXISTING ACCOUNT:             TODAY'S DATE _________________

_____________________________              ______________________________
Custodian Name                             Your Social Security No.

_____________________________              ______________________________
Custodian Address                          Your Name

_____________________________              ______________________________
                                           Address

_____________________________              _______________________________
Custodian Telephone Number                 City           State        Zip
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INSTRUCTIONS TO CUSTODIAN OF
EXISTING ACCOUNT NUMBER__________________ FBO NAME____________________________
     I have established an OMNI Investment Fund Individual Retirement Account with Investors Fiduciary Trust Company as Custodian. Please withdraw assets from my account in your custody in the following manner and send a check payable to Investors Fiduciary Trust Company (IFTC) Individual Retirement Account FBO my name.
     Mail to DST Systems, Inc., c/o The OMNI Investment Fund,
     P.O. Box 419958, Kansas City, MO 64141.
Type of Account to be transferred (check one):
   ___ IRA     ___ SEP IRA     ___ Conduit IRA established by prior rollover
                                   from qualified plan
   ___ Direct Rollover from qualified plan, keogh, 403(b) Custodial
       Account/Annuity
   ___ Other (List Type)___________________________________________
Portion of account to be transferred (check one):
   ___ All of the assets in my account  ___ $_____________ or ___ percent of my account.
If you are transferring a certificate of deposit IRA choose one of the options below:
   ___ Liquidate prior to maturity date.  I am aware of and acknowledge the penalty I will incur from an early withdrawal.
   ___ Liquidate at maturity. (Maturity date must be within 60 days. If the maturity date is less than 15 days from the date of this request, you may want to contact your custodian bank to prevent automatic reinvestment of the account.)
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INSTRUCTIONS TO INVESTORS FIDUCIARY TRUST COMPANY:
     Please invest the assets transferred from my existing account to:
     The OMNI Investment Fund account number________________________
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AUTHORIZATIONS:
Shareholder Authorization: I hereby authorize Investors Fiduciary Trust Company to deposit the assets received from my existing IRS, qualified employer plan or Section 403(b) account according to the terms stated in this IRA Transfer Request Form. I hereby acknowledge that strict requirements must be met to qualify for tax-free rollover or transfer treatment; I hereby certify that the source of the transfer or rollover contribution qualifies the contribution as such.

SIGN
HERE:____________________________________________       ____________
     Signature                                          Date

Custodian Authorization: Investors Fiduciary Trust Company hereby accepts its appointment as Custodian of the above IRA account and upon receipt of assets, will deposit such assets in The OMNI Investment Fund IRA on behalf of the Depositor authorizing this transfer or direct rollover.

                                         Investors Fiduciary Trust Company